UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     MARCH 26, 2007
                                                    ----------------------------


                    BUILDING MATERIALS CORPORATION OF AMERICA
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                (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                    (State or Other Jurisdiction of Incorporation)


                33-81808                              22-3276290
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        (Commission File Number)           (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                     07470
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 628-3000
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                 (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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            (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000





















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




ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On March 26, 2007, pursuant to the terms of the Agreement and Plan of Merger, dated as of February 9, 2007, by and among BMCA Acquisition Inc. ("Parent"), BMCA Acquisition Sub Inc. ("Purchaser"), an indirect wholly-owned subsidiary of Building Materials Corporation of America ("BMCA"), and ElkCorp ("Elk"), Purchaser was merged with and into Elk (the "Merger"), and all remaining common stock, par value $1.00 per share (the "Shares"), not tendered into the tender offer by Parent, Purchaser and BMCA (other than Shares held by Purchaser or its affiliates or stockholders who properly perfected appraisal rights under Delaware law) were cancelled and converted into $43.50 cash per Share, without interest. Elk is the surviving corporation and is now an indirect wholly-owned subsidiary of BMCA.

      A copy of the press release announcing consummation of the Merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(b)         Pro Forma Financial Statement Information.

The pro forma financial statement information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(d)         Exhibits.

99.1        Press Release dated March 27, 2007.





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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: March 30, 2007               By:   /s/ John F. Rebele
                                        ------------------------------
                                        Name:  John F. Rebele
                                        Title: Senior Vice President,
                                               Chief Financial Officer and
                                               Chief Administrative Officer



















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



                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

     99.1             Press Release dated March 27, 2007.

























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